                     REAL ESTATE PURCHASE AND SALE AGREEMENT
                         (WITH EARNEST MONEY PROVISION)

THIS CONTRACT CONTROLS THE TERMS AND SALE OF THE
PROPERTY.  READ CAREFULLY BEFORE SIGNING.

     Tacoma, Washington, March 6, 1996

ATLANTIC SEABOARD REALTY, an affiliate of Wahl & Associates, Inc., a Washington corporation and licensed real estate broker, and/or assigns ("Purchaser"), hereby agrees to purchase and the TACOMA ALLIANCE CHURCH, a Washington corporation ("Seller") hereby agrees to sell the following real estate located in the City of Tacoma, County of Pierce, State of Washington, commonly known as the southeast corner of 2401 South Orchard Street, real property consisting of approximately 41,795 square feet and any improvements thereon, as shown on the sketch attached as Exhibit A, and legally described as:

Flood Zone: No    Yes    (Attach Form 5230.)
              ---    ---

Purchaser and Seller hereby authorize Broker to insert over their signatures the correct legal description entered if it is erroneous or incomplete.

The following personal property is included, and Purchaser agrees to pay any sales tax which may be due on the sale of such personal property: NONE

TERMS OF SALE:
1. The total purchase price is TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) payable as follows: Ten Thousand Dollars ($10,000.00) as Earnest Money Deposit (herein called "Deposit"), which Deposit is Cash - non-refundable. Unless this agreement is previously terminated, Cash is to be paid to Tacoma Alliance Church five days after the contingency described in Paragraph 7(b) of this Agreement is waived or accepted. If this Agreement is terminated for any reason other than default by Purchaser, said Deposit plus interest, if any, shall be refunded to Purchaser. The balance of the purchase price shall be payable as follows: AT CLOSING, TWO HUNDRED FIFTY THOUSAND DOLLARS ($250,000.00) CASH LESS EARNEST MONEY DEPOSIT AND OTHER DEPOSITS APPLIED TO THE PURCHASE PRICE.

2. Upon mutual execution of this Agreement (herein called the "Agreement Date"), the parties shall execute instruction to TRANSAMERICA TITLE COMPANY, 1200 Sixth Avenue, Seattle, Washington, 98101 (the "Closing Agent") to consummate the purchase in accordance with the terms and provisions hereof. They shall place with Closing Agent all instruments, documents and moneys necessary to complete the sale in accordance with this Agreement. The provisions hereof shall constitute joint instructions to the Closing Agent not inconsistent with provision hereof. Said escrow shall provide for a closing at the office of Closing Agent on or before thirty (30) days after the waiver or acceptance of the contingency described in Paragraph 7(c) herein ("Closing"). Escrow fees shall be paid by Seller and Purchaser on a 50/50 basis.

3. Seller shall pay for and furnish to Purchaser standard form Owner's Policy of Title Insurance, such policy to be effective on the date of Closing. Within fifteen (15) days of the Agreement Date, Purchaser shall be furnished with a preliminary title commitment (herein called "Commitment") on the subject property, together with full copies of any exceptions set forth therein. Purchaser shall have fifteen (15) days after receipt of the Commitment within which to notify Seller and Closing Agent, in writing, of Purchaser's disapproval of any exceptions shown in the title company's extended for of policy, rights reserved in federal patents or State deeds, building or use restriction general to the district, existing easements not inconsistent with Purchaser's intended use, and building or zoning regulations shall not be deemed exceptions which Purchaser may disapprove. In the event of disapproval of any exceptions as set forth in the Commitment, Seller shall have ninety (90) days from the Agreement Date of attempt to eliminate any disapproved exception(s) from the Policy of Title Insurance to be issued in favor of Purchaser and, if not eliminated by that date, the escrow and this Agreement shall be terminated unless Purchaser then elects to waive its prior disapproval. Failure of Purchaser to disapprove in writing any exception(s) within the aforementioned time limit shall be deemed an approval of the Commitment.

4. (a) If this Agreement is for conveyance of fee title, title shall be conveyed by Statutory Warranty Deed free of encumbrance or defects except those permitted herein or as Purchaser and Seller shall otherwise agree.
     (b) If this Agreement is for sale on real estate contract, Seller and Purchaser agree to execute a real estate contract for the balance of the purchaser price on such form as is attached hereto, the terms of which are hereby incorporated herein by reference. Said contract shall provide that title be conveyed by Statutory Warranty Deed.
     (c) If all or any portion of the purchase price is to be paid in the form of a promissory note secured by deed of trust on the subject property, such note and deed of trust shall be on the forms attached hereto, the terms of which are incorporated by reference herein.
     (d) If said property is subject to an existing contract, mortgage, deed of trust or other encumbrance which Seller is to continue to pay, Seller agrees to pay said contract, mortgage, deed of trust or other encumbrance in accordance with its terms, and upon default Purchaser shall have the right to make any payments necessary to remove the default, and any payments so made shall be applied to the payments next falling due on the real estate contract or note and deed of trust between Seller and Purchaser herein.
     (e) If this Agreement is for sale and transfer of vendee's interest under existing real estate contract, the transfer shall be by a purchaser's assignment of contract and deed sufficient in form to convey after-acquired title.

5. Taxes for current year, rents, insurance, interest, mortgage reserves, water and other utilities constituting liens shall be prorated and paid by Seller. Washington excise tax and deed stamps shall be paid for by Seller. Any other real estate excise tax or conveyance tax imposed on a purchaser by state or local law shall be the responsibility of Purchaser.

6.   Purchaser shall be entitled to possession on the date of Closing.

7. (a) Seller shall have thirty (30) days, from the Agreement Date, to obtain approvals from the congregation of the Tacoma Alliance Church, the Pacific Northwest District of The Christian and Missionary Alliance and to be reviewed by legal counsel, to sell the property as described in the Agreement.
     (b) Purchaser shall have one hundred twenty (120) days from the Agreement Date within which to investigate the property, its value, zoning, environmental and building matters, its condition - including, but not limited to the presence of asbestos, hazardous materials and underground storage tanks and its suitability for Purchaser's intended use. Seller hereby warrants that, to the best of its knowledge, the premises described herein and the improvements thereon do not violate the applicable building or zoning regulations and that it is unaware of any material defect in the premises or improvements thereon with the exception of the following, to wit;________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

     (c) Purchaser shall have three hundred sixty five (365) days from the Agreement Date within which to obtain any approvals, rezoning, lot line adjustments and building permits, in a form reasonable acceptable to Purchaser, in Purchasers sole and absolute discretion, necessary to build, construct and operate the property for its intended use. Provided that Purchaser is diligently working to obtain said approvals and permits. Seller shall grant one
(1) sixty (60) day extension without cost to Purchaser (upon written request from Purchaser) in order to provide Purchaser additional time to obtain said approvals and permits. If Purchaser obtains all approvals, rezoning, lot line adjustments and building permits prior to the end of this contingency Purchaser will close within 30 days from the date it receives such approvals and permits.

     (d) Seller shall grant two (2) additional 60 day extensions upon written request from the purchaser for $5,000.00 non-refundable earnest money cash deposit per extension to be paid at the time of extension. Extension money is to be applicable to the sale price.

If the Purchaser gives written notice to Seller by 5:00pm of the dates of each of the above-referenced periods, 7A & B only, of dissatisfaction with any of the referenced matters, and Seller and Purchaser have not entered into a mutually agreeable resolution of the matter by 5:00 pm five (5) days thereafter, this Agreement shall be deemed canceled and Purchaser shall be entitled to return of the Deposit. If Purchaser fails to give written notice of dissatisfaction by 5:00pm of the referenced period, then Purchaser's right to object to such matters shall be deemed waived.

8. For purpose of this Agreement "date of Closing" shall be construed as the date upon which all appropriate documents are recorded and proceeds of this sale are available for disbursement to Seller. Funds held in reserve accounts pursuant to escrow instructions shall be deemed, for purposes of this definition, as available for disbursement to Seller.

9. All risk or damage to the property shall be borne by the Seller until Closing. In the event that there is loss or damage to the property between the date hereof and the date of closing, by reason of fire, vandalism, flood, earthquake, or acts of God, and the cost to repair such damage shall exceed ten percent (10%) of the purchase price of the property, Purchaser may, at his option, either proceed with this transaction if Seller agrees in writing to repair or replace damaged property prior to Closing or declare this Agreement null and void. If damage to the property is less than ten percent (10%) of the purchase price and Seller agrees to repair or replace and does actually repair and replace damaged property prior to Closing, this transaction shall proceed as agreed.

10. This Agreement supersedes any and all agreements between the parties hereto regarding the property which are prior in time to this Agreement. Neither Purchaser, Seller, nor Broker shall be bound by any understanding, agreement, promise, representation or stipulation, express or implied, not specified herein.

11. Purchaser may assign this Agreement and its rights hereunder by providing written notice to Seller prior to Closing.

12. Any addendum or exhibit attached hereto and either signed or initialed by the parties is hereby incorporated herein and shall be deemed a part hereof.

13. Time is of the essence of this Agreement. Except as otherwise provided herein, in the event that any contingency to this Agreement has not been eliminated, satisfied, or waived in writing within the time limits and pursuant to the provisions herein, this Agreement shall be deemed null and void, and the Deposit shall be returned to Purchaser within the first one hundred twenty (120) days as described in 7B, and the escrow shall be canceled.

14. If Purchaser, Seller, Broker or any other person brings suit or institutes arbitration relating to this Agreement, the substantially prevailing party, in addition to any other relief, shall be entitled to recover reasonable attorney's fees and costs, including expert witness fees, and including any such fees and cost incurred on appeal. Venue shall be in the county where Broker's office is located, and Washington law shall govern. The parties waive any claim against each other or Broker for punitive damages.

15. In the event that Seller defaults, Purchaser shall be entitled to return of the Deposit on demand. If either party defaults hereunder, the other party may seek specific performance of this agreement, damages, or rescission. Notwithstanding the foregoing, and by way of limitation thereof, by separately initialing below, the parties agree to waive certain rights and remedies and provide instead for damages limited to the amount of the earnest money deposit:

IN THE EVENT THE PURCHASER FAILS, WITHOUT LEGAL EXCUSE, TO COMPLETE THE PURCHASE OF THE PROPERTY, THE EARNEST MONEY DEPOSIT MADE BY PURCHASER SHALL BE FORFEITED TO THE SELLER AS THE SOLE AND EXCLUSIVE REMEDY AVAILABLE TO THE SELLER FOR SUCH FAILURE. IF THE EARNEST MONEY DEPOSIT IS GREATER THAN EIGHT PERCENT (8%) OF THE PURCHASE PRICE, ONLY THAT PORTION OF THE EARNEST MONEY DEPOSIT EQUAL TO EIGHT PERCENT (8%) OF THE PURCHASER PRICE SHALL BE FORFEITED TO THE SELLER.

BY THEIR INITIALS BELOW, PURCHASER AND SELLER HEREBY SPECIFICALLY ACKNOWLEDGE THAT THEY HAVE READ THE PRECEDING PROVISION REGARDING FORFEITURE OF THE EARNEST MONEY AND UNDERSTAND AND AGREE TO IT.

PURCHASER'S INITIALS     RP
                         ------

SELLER'S INITIALS        T.I.B.
                         ------

16. In the event that Closing agent holding the earnest money deposit deems it advisable to file an interpleader action in court to resolve a dispute over the Deposit, the Purchaser and Seller authorize the Closing Agent to draw from the Deposit an amount necessary to pay the attorney's fees and costs of bringing the interpleader action. The amount of Deposit remaining after the advancing those fees and costs shall be interpleaded into court in accordance with state law. The Purchaser and seller further agree that the defaulting party shall pay any further court costs and reasonable attorney's fees incurred by the Closing Agent bringing or being involved in such action.

17. Purchaser and Seller represent and warrant to Broker and to each other that they have dealt with no other real estate broker, agent or finder in connection with this sale other than WAHL & ASSOCIATES, INC. and that no broker, agent or finder is entitled to any commission or other fee on account of this Agreement.

18. (a) "Selling agent" means the broker who procured the Purchaser as a purchaser in this transaction. "Listing agent" means the broker who listed the subject property for sale.

    (b) AGENCY DISCLOSURE: At the signing of this agreement the selling agent WAHL & ASSOCIATES, INC. represented ATLANTIC SEABOARD REALTY and no broker represented TACOMA ALLIANCE CHURCH. Each party signing this document confirms that prior oral and/or written disclosure of agency was provided to him/her/it in this transaction.

19. The Foreign Investment in Real Property Tax Act ("FIRPTA"), IRC Sec. 1445, requires that every Purchaser of U.S. real property must, unless an exemption applies, deduct and withhold from the seller's proceeds ten percent (10%) of the gross sales price. The primary exemptions which might be applicable are: (a) Seller provides the Purchaser with an affidavit under penalty of perjury, that Seller is not a "foreign person", as defined in FIRPTA, or (b) Seller provides the Purchaser with a "qualifying statement", as defined in FIRPTA, issued by the Internal Revenue Service. Seller and Purchaser agree to execute and deliver as appropriate, any instrument, affidavit and statement, and to perform any acts reasonable necessary to carry out the provisions of FIRPTA and regulations promulgated thereunder.

20. Purchaser's offer is made subject to the acceptance of Seller on or before five o'clock on _________________________________. If Seller does not accept this Agreement within the time specified, the Deposit shall be returned to Purchaser on demand.

21. Notices to either party shall be given in writing to the address set forth herein for giving notice. Delivery of notice shall be by prepaid, certified United States mail, return receipt requested, and shall be effective on the postmarked date.

22. The parties hereto agree to comply with all applicable federal, state and local laws, regulations, codes, ordinances and administrative orders having jurisdiction over the parties, property or the subject matter of this Agreement, including, but not limited to, the 1964 Civil Rights Act and all amendments thereto, the foreign Investment in Real Property Tax act, the Comprehensive Environmental Response compensation and Liability Act, and The Americans With Disabilities Act.

Broker:
WAHL & ASSOCIATES, INC.                 Purchaser: ATLANTIC SEABOARD REALTY
Licensed Real Estate Broker             An affiliate of Wahl & Associates, Inc.

By:  /s/ Arthur L. Wahl                 By: /s/ Peter Papadopulos
   ---------------------------             ------------------------------------
                                        Peter Papadopulos

                                        Address: 1001 Fairview Avenue North
                                                 Suite 1400
                                                 Seattle, WA 98109

The undersigned Seller hereby accepts this Agreement and agrees to sell the subject property to the Purchaser for the price and on the terms and conditions set forth herein. Seller hereby acknowledges receipt of a copy of this Agreement.

                                        Seller: TACOMA ALLIANCE CHURCH

                                        By: /s/ Thomas I. Bailey
                                           --------------------------------

                                        Title: Chairman, Governing Board
                                              -----------------------------

                                        Address: 2401 South Orchard Street
                                                 Tacoma, WA 98466


A true copy of the foregoing Agreement is hereby received on, 3/12, 1996.

                                        Purchaser: ATLANTIC SEABOARD REALTY

                                        By: /s/ Peter Papadopulos
                                           --------------------------------

- -------------------------------------------------------------------------------
CONSULT YOUR ADVISORS - This document has not been prepared for approval by your attorney or financial advisor. No representation or recommendation is made by Broker or Seller as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney and financial advisor.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person with experience in evaluating the condition of property, including the possible presence of asbestos, hazardous materials and underground storage tanks. Broker makes no representations regarding such matters.
- -------------------------------------------------------------------------------

                                    EXHIBIT A

                                  [SURVEY MAP]

                                    EXHIBIT A

                                  [STREET MAP]

Broker:
WAHL & ASSOCIATES, INC.                 Purchaser: ATLANTIC SEABOARD REALTY
Licensed Real Estate Broker             An affiliate of Wahl & Associates, Inc.

By: /s/ Arthur L. Wahl                  By: /s/ Peter Papadopulos
   ---------------------------             ------------------------------------
                                           Peter Papadopulos

                                        Address: 1001 Fairview Avenue North
                                                 Suite 1400
                                                 Seattle, WA 98109

The undersigned Seller hereby accepts this Agreement and agrees to sell the subject property to the Purchaser for the price and on the terms and conditions set forth herein. Seller hereby acknowledges receipt of a copy of this Agreement.

                                        Seller: TACOMA ALLIANCE CHURCH

                                        By: /s/ Thomas I. Bailey
                                           ------------------------------------

                                        Title: Chairman, Governing Board
                                              ---------------------------------

                                        Address: 2401 South Orchard Street
                                                 Tacoma, WA 98466

A true copy of the foregoing Agreement is hereby received on ___________, 1996.

                                        Purchaser: ATLANTIC SEABOARD REALTY

                                        By:
                                           ------------------------------------

- -------------------------------------------------------------------------------
CONSULT YOUR ADVISORS - This document has not been prepared for approval by your attorney or financial advisor. No representation or recommendation is made by Broker or Seller as to the legal sufficiency or tax consequences of this document or the transaction to which it relates. These are questions for your attorney and financial advisor.

In any real estate transaction, it is recommended that you consult with a professional, such as a civil engineer, industrial hygienist or other person with experience in evaluating the condition of property, including the possible presence of asbestos, hazardous materials and underground storage tanks. Broker makes no representations regarding such matters.
- -------------------------------------------------------------------------------

                              PROTECTIVE COVENANTS

this Declaration of covenants running with the land is made the 6th day of March, 1996, by Tacoma Alliance Church, a nonprofit corporation ("Seller") and ATLANTIC SEABOARD REALTY (collectively "Buyer").

                              W I T N E S S E T H:


     WHEREAS, Seller is the owner of real property located in Tacoma, Pierce County, Washington, commonly known as 2401 South Orchard Street, Tacoma, Washington 98466-7323, more specifically described on Exhibit A (Dominant Estate) attached hereto; and

     WHEREAS, Buyer is purchasing from Seller the adjacent real property described on Exhibit B attached hereto (Servient Estate), and

     WHEREAS, it is the desire of said parties that said Covenants be recorded and that said protective covenants be imposed on the Servient Estate for the protection of the Dominant Estate;

     NOW, THEREFORE, IT IS HEREBY MADE KNOWN THAT said parties do by these presents make, establish, confirm and hereby impose upon the Servient Estate the following protective covenants to run with the land and do hereby bind said parties and all their future grantees, assignees and successors to said covenants for the term hereinafter stated and as follows:

     1.   PROHIBITED USES.

          A. The real property designated as the Servient Estate shall never be used in any way for an abortion clinic or for an establishment which gives pro-abortion advice.

     2.   GENERAL PROVISIONS.

          Any owner of the Dominant Estate shall have the right to enforce by any proceeding at law or in equity all terms hereunder now or hereafter imposed and the prevailing party in said litigation, in addition to other sums which said party shall recover, shall be awarded reasonable attorney's fees, court costs and any expense of litigation.

     IN WITNESS WHEREOF, the parties hereto being the owners of the Dominant Estate and Servient Estate have executed this document effective the day first above written.

OWNER OF DOMINANT ESTATE                     OWNER OF SERVIENT ESTATE

TACOMA ALLIANCE CHURCH
                                             /s/ Peter Papadopulos
                                             ----------------------------------

By: /s/ Thomas I. Bailey
   ---------------------------
   Thomas I. Bailey
   Chairman of the Church                    Vice President
   Governing Board                           ----------------------------------

                               FIRST AMENDMENT TO
                     REAL ESTATE PURCHASE AND SALE AGREEMENT

This amendment, effective as of the 31st day of March, 1996 is made by and between the Tacoma Alliance Church ("Seller") and Atlantic Seaboard Realty, an affiliate of Wahl & Associates, Inc., a licensed real estate broker, and or assigns ("Purchaser").

                                    RECITALS

A. Purchaser and Seller entered into a Purchase and Sale Agreement dated March 6, 1996 (such agreement and all amendments, riders, and addenda thereto are collectively referred to herein as the "Agreement") pertaining to the sale and purchase of certain property ("Property") described in the Agreement.


B. Seller and Purchaser desire to add the legal description of the Property in the form of Exhibit A.

C. Seller and Purchaser desire to extend the period of time described in Paragraph 7(c) and (d) of the Agreement.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. RECITALS. The foregoing are true and correct and are incorporated herein by this reference.

     2.   AMENDMENT TO THE AGREEMENT.

          A. The parties agree that the legal description of the Property as described in Exhibit A attached hereto and incorporated herein by reference.

          B. Paragraphs 7(c) and (d) of the Agreement are hereby amended in their entirety to hereafter provide as follows:

     Purchaser shall have until April 1, 1997 to obtain all permits and approvals ("Permits and Approvals") it deems necessary for its intended use of the property and the adjacent property known as Golfland and owned by the Metropolitan Park District of Tacoma (the "District Property") and to close its purchase of the District Property. If Purchaser has not obtained all such Permits and Approvals or closed such purchase by said date, Purchaser may elect to extend the time in which to do so by giving Seller notice in writing prior to April 1, 1997, in which case, this contingency shall extend until Purchaser gives Seller a subsequent notice in writing that it is ready to close the purchase of the property under this Agreement or has been unable to acquire the District Property and is therefore giving notice that this Agreement is terminated.

     If Purchaser extends this Agreement beyond May 5, 1997, Purchaser shall on that date pay Seller a $5,000 non-refundable earnest money cash deposit and if Purchaser extend this Agreement beyond July 5, 1997, Purchaser shall on that date pay Seller an additional $5,000 non-refundable deposit. Any such extension money shall be applied as partial payment of the sale price at closing.

     3. NO OTHER MODIFICATION. Except as modified by this Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect.

     THIS FIRST AMENDMENT is executed by the parties, intending to be legally bound, as of the date first written above.

     SELLER:   TACOMA ALLIANCE CHURCH

               By:
                  --------------------------------

               The:
                   -------------------------------

     PURCHASER: ATLANTIC SEABOARD REALTY

               By:
                  --------------------------------
                    Peter Papadopulos

                                                              ORDER NO. 96-09013


                                   "EXHIBIT A"

PARCEL A:

That portion of the North 1/2 of the Southwest 1/4 of the Northwest 1/4 of
Section 12, Township 20 North, Range 2 East of the W.M., lying Westerly of Bantz Boulevard;

EXCEPT that portion appropriated for Bantz Boulevard by the City of Tacoma, in Pierce County Superior Court Case Nos. 103512 and 115038 and by the State of Washington in Pierce County Superior Court Case Nos. 206667 and 89-2-03557-5;

AND EXCEPT that portion deeded to the City of Tacoma by instrument recorded December 13, 1972 under Recording No. 2477593;

AND EXCEPT that portion deeded to the City of Tacoma by instrument recorded May 15, 1989 under Recording No. 8905150218;

Situate in the City of Tacoma, County of Pierce, State of Washington.

PARCEL B:

Beginning at the Northeast corner of the North 1/2 of the Southeast 1/4 of the Southwest 1/4 of the Northwest 1/4 of Section 12, Township 20 North, Range 2 East of the W.M.;
thence West 420.1 feet;
thence Southerly to a point on the South line of said subdivision 437 feet West of the Southeast corner of said subdivision; thence East to said Southeast corner;
thence North to the point of beginning;

EXCEPT that portion lying Easterly of a line 120 feet Westerly of and parallel with the center line of Bantz Boulevard;

AND EXCEPT that portion appropriated for Bantz Boulevard/SR 16 by the State of Washington in Pierce County Superior Court Cause Nos. 206667 and 89-2-03557-5;

Situate in the City of Tacoma, County of Pierce, State of Washington.